Exhibit 99.2

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                         PROFORMA FINANCIAL INFORMATION
                                 March 31, 1998
                                    Unaudited

         The unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the following transactions occurred on March 31, 1998: (i) the acquisition and sales of office properties, land, and executive office suite centers, that have been consummated since March 31, 1998 and the acquisition of other office properties, land, and executive office suite centers that the Company expects to consummate in the near future; (ii) the common stock offerings and concurrent forward share purchase agreement during April 1998; and
(iii) the net draws on the Company's unsecured revolving credit facility. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 1998 and the year ended December 31, 1997 are presented as if the following transactions had been consummated as of the beginning of each period: (i) the acquisition and sales of office properties, land, OmniOffices and other executive office suite centers that have been consummated since the beginning of 1997 and the acquisition of other office properties, land, and executive office suite centers that the Company expects to consummate in the near future; (ii) the sales of common stock and preferred stock during 1997 and 1998; (iii) the issuance of senior unsecured notes by the Company in July 1997 and February 1998; (iv) the common stock offerings and concurrent forward share purchase agreement during April 1998; and (v) the repayment of amounts outstanding under the Company's unsecured revolving credit facility.

         In management's opinion, all material adjustments necessary to reflect the transactions described above are presented in the pro forma adjustments columns, which are further described in the notes to the unaudited pro forma financial information.

         The unaudited Pro Forma Condensed Consolidated Balance Sheet and the unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with the Consolidated Financial Statements of the Company and Notes thereto. The unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Company would have been at March 31, 1998, nor does it purport to represent the future financial position of the Company. The unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the aforementioned transactions had been consummated as of the beginning of each period, nor do they purport to represent the results of operations for future periods.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (In thousands)

                                                              At March 31, 1998 (Unaudited)
                                            ------------------------------------------------------------------
                                                                 Pro Forma Adjustments
                                            ------------------------------------------------------------------
                                                              Acquired           Disposed         Probable
                                            Historical(A)   Properties(B)      Properties(C)    Acquisitions(D)
                                            -------------   -------------      -------------   ----------------
     ASSETS
Rental property, net                        $ 2,212,757      $ 171,520 (1)      $      -          $  65,349 (6)
Development property                            292,476          1,928 (1)         (2,733)(3)        80,459 (6)
Restricted and unrestricted cash                 41,894              -                 -                  -
Other assets                                    196,933        162,554 (1),(2)         -             15,430 (6),(7)
                                            ------------     ----------         ----------       -----------
      Total assets                          $ 2,744,060      $ 336,002          $  (2,733)        $ 161,238
                                            ============     ==========         ==========       ===========

     LIABILITIES
Mortgages, unsecured notes and
  credit facilities                         $   753,946      $ 334,317 (2)      $  (3,374)(4)     $ 145,477 (7)
Senior unsecured notes                          275,000              -                  -                 -
Other liabilities                                87,462          1,685 (2)              -                 -
                                            ------------     ----------         ----------       -----------
      Total liabilities                       1,116,408        336,002             (3,374)          145,477

Minority interest                                74,955              -                  -            15,761 (8)

   STOCKHOLDERS' EQUITY
Preferred stock                                      96              -                  -                 -
Common stock                                        600              -                  -                 -
Additional paid-in capital                    1,629,214              -                  -                 -
Dividends paid in excess of earnings            (77,213)             -                641 (5)             -
                                            ------------     ----------         ----------       -----------
      Total stockholders' equity              1,552,697              -                641                 -
                                            ------------     ----------         ----------       -----------
      Total liabilities and
        stockholders' equity                $ 2,744,060      $ 336,002          $  (2,733)        $ 161,238
                                            ============     ==========         ==========       ===========


                                       At March 31, 1998 (Unaudited)
                                  --------------------------------------
                                           Pro Forma Adjustments
                                  --------------------------------------
                                      Common Stock
                                     Offerings and
                                     Forward Share           Pro Forma
                                   Purchase Agreement(E)   Consolidated
                                   --------------------  -------------
     ASSETS
Rental property, net                   $       -            $ 2,449,626
Development property                           -                372,130
Restricted and unrestricted cash               -                 41,894
Other assets                                   -                374,917
                                       ----------           -----------
      Total assets                     $       -            $ 3,238,567
                                       ==========           ===========

     LIABILITIES
Mortgages, unsecured notes and
  credit facilities                    $ (335,991)          $   894,375
Senior unsecured notes                         -                275,000
Other liabilities                              -                 89,147
                                       ----------           -----------
      Total liabilities                  (335,991)            1,258,522

Minority interest                              -                 90,716

   STOCKHOLDERS' EQUITY
Preferred stock                                -                     96
Common stock                                  116                   716
Additional paid-in capital                335,875             1,965,089
Dividends paid in excess of earnings           -                (76,572
                                       ----------          ------------
      Total stockholders' equity          335,991             1,889,329
                                       ----------          ------------
      Total liabilities and
        stockholders' equity           $       -            $ 3,238,567
                                       ==========          ============

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     (In thousands, except per share data)


                                                             For the three month period ended March 31, 1998 (Unaudited)
                                                -------------------------------------------------------------------------------
                                                                              Pro Forma Adjustments
                                                -------------------------------------------------------------------------------
                                                                     Acquired             Disposed                Probable
                                                Historical(A)      Properties(B)        Properties(C)          Acquisitions(D)
                                                -------------      -------------        -------------          ---------------
Real estate operating revenue:
     Rental revenue                              $ 100,329         $ 17,907 (1)          $ (685) (6)            $ 3,733 (9)
     Real estate service income                      2,990                -                   -                       -
     Executive suites revenue                       15,648            7,307 (1)               -                     556 (9)
                                                 ---------         --------              ------                 -------
            Total revenues                         118,967           25,214                (685)                  4,289
                                                 ---------         --------              ------                 -------

Real estate operating expenses:
     Property operating expenses                    32,516               79 (4)            (236) (6)                793 (12)
     Interest expense                               17,161            5,861 (1),(2)        (309) (7)              1,131 (10)
     Executive suites operating expenses            13,854           18,323 (1)               -                   1,684 (9)
     General and administrative                      6,439                -                   -                       -
     Depreciation and amortization                  23,643            3,297 (3)             (81) (8)                748 (11)
                                                 ---------         --------              ------                 -------
            Total operating expenses                93,613           27,560                (626)                  4,356
                                                 ---------         --------              ------                 -------

            Real estate operating income            25,354           (2,346)                (59)                    (67)

     Other operating income (expense), net          27,702              124                   -                       -
                                                 ---------         --------              ------                 -------

     Income before minority interest                53,056           (2,222)                (59)                    (67)
                                                 ---------        ---------              ------                 -------

Minority Interest                                   (8,547)              38 (5)               -                     (69)(13)
                                                 ---------        ---------              ------                 -------

     Income from continuing operations           $  44,509         $ (2,184)             $  (59)                $  (136)
                                                 =========         ========              ======                 =======

Earnings from continuing operations
    per common share                             $    0.60
                                                 =========



                               For the three month period ended March 31, 1998 (Unaudited)
                               -----------------------------------------------------------
                                                  Pro Forma Adjustments
                               -----------------------------------------------------------
                                              Common Stock
                                              Offerings and
                                              Forward Share              Pro Forma
                                          Purchase Agreement(E)         Consolidated
                                          ---------------------         ------------
Real estate operating revenue:
     Rental revenue                                  $ -                   $ 121,284
     Real estate service income                        -                       2,990
     Executive suites revenue                          -                      23,511
                                                --------                   ---------
            Total revenues                             -                     147,785
                                                --------                   ---------

Real estate operating expenses:
     Property operating expenses                       -                      33,152
     Interest expense                             (5,462)                     18,382
     Executive suites operating expenses               -                      33,861
     General and administrative                        -                       6,439
     Depreciation and amortization                     -                      27,607
                                                --------                   ---------
            Total operating expenses              (5,462)                    119,441
                                                --------                   ---------

            Real estate operating income           5,462                      28,344

     Other operating income (expense), net             -                      27,826
                                                --------                   ---------

     Income before minority interest               5,462                      56,170
                                                --------                   ---------

Minority Interest                                      -                      (8,578)
                                                --------                   ---------

     Income from continuing operations           $ 5,462                   $  47,592
                                                ========                   =========

Earnings from continuing operations
    per common share                                                       $    0.54 (F)
                                                                           =========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (In thousands, except per share data)

                                                            For the year ended December 31, 1997 (Unaudited)
                                              -----------------------------------------------------------------------
                                                                    Pro Forma Adjustments
                                              -----------------------------------------------------------------------
                                                                  Acquired             Disposed           Probable
                                               Historical(A)    Properties(B)        Properties(C)     Acquisitions(D)
                                               -------------    -------------        -------------    ---------------
Real estate operating revenue:
      Rental revenue                             $ 325,502       $ 139,557 (1)        $ (17,905)(6)     $ 14,527 (9)
      Real estate service income                    15,998               -                    -                -
      Executive suites revenue                      17,865          60,364 (1)                -            2,222 (9)
                                                 ---------       ---------            ---------         --------
             Total revenues                        359,365         199,921              (17,905)          16,749
                                                 ---------       ---------            ---------         --------

Real estate operating expenses:
      Property operating expenses                  114,826          26,863 (4)           (8,313)(6)        3,317 (12)
      Interest expense                              51,528          67,989 (1),(2)       (8,894)(7)        4,849 (10)
      Executive suites operating expenses           15,728          97,863 (1)                -            6,737 (9)
      General and administrative                    21,839               -                    -                -
      Depreciation and amortization                 76,958          29,534 (3)           (2,974)(8)        2,988 (11)
                                                 ---------       ---------            ---------         --------
             Total operating expenses              280,879         222,249              (20,181)          17,891
                                                 ---------       ---------            ---------         --------

             Real estate operating income           78,486         (22,328)               2,276           (1,142)

      Other operating income (expense), net          8,527               -                 (148)               -
                                                 ---------       ---------            ---------         --------

      Income before minority interest               87,013         (22,328)               2,128           (1,142)
                                                 ---------       ---------            ---------         --------

Minority Interest                                   (8,273)           (866)(5)                -             (274)(13)
                                                 ---------       ---------            ---------         --------

      Income from continuing operations           $ 78,740       $ (23,194)             $ 2,128         $ (1,416)
                                                 =========       =========            =========         ========

Earnings from continuing operations
     per common share                             $   1.23
                                                 =========


                               For the year ended December 31, 1997 (Unaudited)
                              -------------------------------------------------
                                            Pro Forma Adjustments
                              -------------------------------------------------
                                        Common Stock
                                        Offerings and
                                        Forward Share            Pro Forma
                                    Purchase Agreement(E)      Consolidated
                                   ----------------------   ------------------
Real estate operating revenue:
     Rental revenue                         $      -             $ 461,681
     Real estate service income                    -                15,998
     Executive suites revenue                      -                80,451
                                             -------              --------
            Total revenues                         -               558,130
                                             -------              --------

Real estate operating expenses:
     Property operating expenses                   -               136,693
     Interest expense                        (52,881)               62,591
     Executive suites operating expenses           -               120,328
     General and administrative                    -                21,839
     Depreciation and amortization                 -               106,506
                                             -------              --------
            Total operating expenses         (52,881)              447,957
                                             -------              --------

            Real estate operating income      52,881               110,173

     Other operating income (expense), net         -                 8,379
                                             -------              --------

     Income before minority interest          52,881               118,552
                                             -------              --------

Minority Interest                                  -                (9,413)
                                             -------              --------

     Income from continuing operations      $ 52,881             $ 109,139
                                            ========             =========

Earnings from continuing operations
    per common share                                            $    1.03 (F)
                                                                 =========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET

                                 March 31, 1998
                                   (Unaudited)

Adjustments (dollars in thousands):
(A) Reflects the Company's historical condensed consolidated balance sheet as of March 31, 1998.

(B) Reflects the following pro forma adjustments related to the acquired properties:
       (1) total acquisition costs of $338,202 ($23,749 related to Alton Deere, $36,778 related to Techmart, $72,797 related to Golden Gateway Commons, $21,655 related to Santa Anna Technology Park, $1,928 related to Panarama IX land, and $181,295 related to certain executive office suite centers); and
       (2) the use of the Company's purchase deposits of $2,200, the assumption of other liabilities totaling $1,685, and draws on the Company's unsecured revolving credit facility of $334,317.

(C) Reflects the following pro forma adjustments related to the disposition of Rocky Point Land:
       (3) total net cost of the property of $2,733;
       (4) the repayment of $3,374 on the Company's unsecured revolving credit facility with the total sales proceeds; and
       (5) the $641 gain on disposition of the property.

(D) Reflects the following pro forma adjustments related to the anticipated effects of probable acquisitions:
       (6) total acquisition costs of $161,482 ($27,300 related to CheckFree building and land, $19,575 related to Concord, $17,549 related to Palomar, $6,498 related to Benecia, $19,165 related to Orchard Bayside land, $4,513 related to Parmer Lane land, $7,518 related to Point South land, $7,528 related to Royal Ridge II & III land, $7,736 related to Tanasbourne land, $19,400 related to an option to purchase 1201 F Option land, $9,500 related to Junction Road land, and $15,200 related to certain executive office suite centers); and
       (7) the use of the Company's purchase deposits of $244, assumption of existing debt of $17,850, and draws on the Company's unsecured revolving credit facility of $127,627.
       (8) the issuance of 564,117 units in connection with the acquisition of CheckFree Corporate Campus.

(E) Reflects the sale of 11,612,781 shares of common stock through sales to underwriters and Security Capital USRealty and through a forward share purchase agreement at a net price of $335,991, after deduction of transaction costs. The Company expects to use all of the net proceeds to pay down amounts outstanding under its line of credit.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
              NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS
                 OF OPERATIONS For the three month period ended
                               March 31, 1998 and
                        the year ended December 31, 1997
                                   (Unaudited)

Adjustments (dollars in thousands):
(A) Reflects the Company's historical condensed consolidated statements of operations for the three month period ended March 31, 1998 and the year ended December 31, 1997.

(B) Pro forma adjustments for the purchases of the acquired properties reflect:
       (1) the historical operating activity of the properties, OmniOffices, and certain executive office suites centers;
       (2) the additional interest expense on outstanding amounts on the unsecured revolving credit facility (weighted average interest rate 6.5% for 1998 and 7.1% for 1997) and assumed debt incurred for the acquisitions ($6,160 of interest costs net of $299 capitalized for development property in 1998 and $76,271 of interest costs net of $8,282 capitalized for development property in 1997);
       (3) the depreciation expense based on the new accounting basis of the rental properties based on a 30 year useful life and the assets of OmniOffices and certain executive office suites centers based on useful lives ranging from 5 to 30 years;
       (4) the historical operating activity of the properties, reduced by the elimination of management fee expenses that are no longer incurred by the Company upon purchase of the properties; and
       (5)    the minority interest share of operations.

(C) Pro forma adjustments for the dispositions of two properties during 1998 and five properties during 1997 reflect:
       (6) the elimination of the historical operating activity of the properties sold;
       (7) the reduction of interest expense from the repayment of debt (weighted average interest rate of 6.5 % for 1998 and 7.1% for 1997) using the sales proceeds; and
       (8) the elimination of the historical depreciation expense of the properties sold.

(D) Reflects the following pro forma adjustments related to the anticipated effects of the probable acquisitions of properties and certain executive office suites centers:
       (9) the historical operating activity of the properties and certain executive office suites centers;
       (10) the additional interest expense on outstanding amounts on the unsecured revolving credit facility (weighted average interest rate of 6.5% for 1998 and 7.1% for 1997) incurred for acquisitions ($2,046 of interest costs net of $1,288 capitalized for development property in 1998 and $9,061 of interest costs net of $5,705 capitalized for development property in 1997) and interest expense of $373 for 1998 and $1,493 for 1997 on assumed debt at interest rates ranging from 7.75% to 8.85%;

       (11) the depreciation expense based on the new accounting basis of the rental properties based on a 30 year useful life and the assets of certain executive office suites centers based on useful lives ranging from 5 to 30 years;
       (12) the historical operating activity of the properties acquired reduced by the elimination of management fee expenses that are no longer incurred by the Company upon purchase of the properties; and
       (13)   the minority interest share of earnings.

(E) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of amounts outstanding under the Company's unsecured revolving credit facility with the proceeds from sales of common stock in January, April, and December of 1997, and the sales of preferred stock in August, November, and December of 1997 and the change in interest expense associated with the paydown of amounts outstanding under the unsecured revolving credit facility with the proceeds from the issuance of senior unsecured notes in July 1997 and February 1998, and the proceeds from the April 1998 sales of common stock and forward share purchase agreement.

(F) Based upon 71,609,786 and 70,891,812 pro forma shares of common stock outstanding on a weighted average basis for the three months ended March 31, 1998 and the year ended December 31, 1997, respectively.